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                                                                   EXHIBIT 10.31

                                     FORM OF
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), is made and effective as of this ___ day of __________, by and between NationsRent, Inc., a Delaware corporation with its principal place of business at 450 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 (the "Company"), and ______________ (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, as an inducement to Optionee to join the Company as an employee of the Company on _______________, and to be incentivized to remain in the employ of the Company and to expend maximum effort for the growth and success of the Company, the Company has previously committed ("Commitment") to issue stock options to Optionee, for a number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") with a value equal to $______ (such value being derived from the equity value of the Company as of the first day of Optionee's employment with the Company, being ________________ (the "Grant Date");

         WHEREAS, in full satisfaction of the Commitment, the Company is desirous of formally granting the Optionee an option to purchase shares of Common Stock upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       GRANT OF OPTION

         Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase an aggregate of __________________________ shares of Common Stock of the Company (the "Option Shares"). This Option is a non-qualified option which is not intended to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       EXERCISE PRICE

         The exercise price ("Option Price") of this Option shall be $______ per Option Share. The Option Price of this Option shall be subject to adjustment in the event of changes in the capitalization of the Company, as set forth in
Section 8 hereto.





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3.       TERM AND VESTING OF OPTION

         (a) OPTION PERIOD. Subject to the provisions of Section 6 hereof, this Option shall terminate and all rights to purchase shares hereunder shall cease on _______________ (such date being ten (10) years from Grant Date).

         (b) VESTING. Subject to the provisions of Section 6 hereof, this Option shall become exercisable with respect to 25% of the total number of shares subject to this Option on the date that is 12 months after the Grant Date (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date. Notwithstanding the foregoing, the Board of Directors of the Company ("Board") may in its discretion provide that any vesting requirement or other such limitation on the exercise of this Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date, so as to accelerate the time at which this Option may be exercised.

         (c) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), all rights to acquire Option Shares hereunder shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 3(b) above. For purposes of this Agreement, a "Change in Control" shall be deemed to occur if any person (excluding those persons or affiliates of those persons who were stockholders of the Company prior to the Company's initial public offering) shall (a) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding capital stock of the Company (except that no Change in Control shall be deemed to have occurred if the stockholders of the Company immediately before such acquisition own all or substantially all of the voting stock or other interests of such acquiring person immediately after such transaction), or (b) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. For purposes of this Agreement, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

4.       MANNER OF EXERCISE AND PAYMENT

         (a) EXERCISE. This Option may be exercised to the extent vested as provided in Section 3 by delivery to the Company on any business day, at its principal office, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which the Option may be exercised, in whole or in part, at any time shall be the lesser of



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100 shares or the maximum number of shares available for purchase under the
Option at the time of exercise.

         (b) PAYMENT. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in good faith by the Board) on the date of exercise; (iii) by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Optionee would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option;
(iv) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to the Company on such terms as the Board shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses
(i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

         (c) ISSUANCE OF CERTIFICATES. Promptly after the exercise of the Option, Optionee shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 8 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

5.       TRANSFERABILITY OF OPTION

         This Option shall not be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution.

6.       TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

         (a) GENERAL. Upon the termination of the employment or other service of the Optionee with the Company or any subsidiary of the Company ("Subsidiary"), other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the



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Optionee, this Option shall terminate upon the date of such termination of employment or service and Optionee shall have no further right to purchase the Option Shares. Notwithstanding the foregoing provisions of this Section 6, the Board may provide, in its discretion, that following the termination of employment or service of Optionee with the Company or any Subsidiary, Optionee may exercise this Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of this Option pursuant to Section 3(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 3(b) above. Unless otherwise determined by the Board, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company or any Subsidiary.

         (b) DEATH. If Optionee dies while in the employ or service of the Company or any Subsidiary, Optionee's estate shall have the right at any time within three years after the date of Optionee's death and prior to termination of the Option pursuant to Section 3(a) above, to exercise, in whole or in part, any vested portion of the Option (in accordance with Section 3(b) above) held by Optionee at the date of Optionee's death. On the date of the Optionee's death, the unvested portion of this Option shall terminate.

         (c) DISABILITY. If Optionee terminates employment or service with the Company or any Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of Optionee, then the Optionee shall have the right at anytime within three years after such termination of employment or service and prior to termination of the Option pursuant to Section 3(a) above, to exercise, in whole or in part, any vested portion of the Option (in accordance with Section 3(b) above) held by Optionee at the date of such termination of employment or service. On the date of any such termination of employment or service, the unvested portion of this Option shall terminate. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Agreement shall be determined by the Board, which determination shall be final and conclusive.

7.       REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Common Stock under this Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation, any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         (b) REGISTRATION. At the time of any exercise of this Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees



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or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. The Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. Optionee agrees to execute any "lock-up" or similar agreement required by the Company's underwriters in connection with the Company's initial public offering. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of the Option or to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         (c) WITHHOLDING. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of the Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of the Option until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of the Option in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due from Optionee's wages or compensation due such person.

8.       EFFECT OF CHANGES IN CAPITALIZATION

         (a) RECAPITALIZATION. If, after June 5, 1998, the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company, or other increase or decrease in such shares effected without receipt of consideration by the Company, an appropriate and proportionate adjustment shall be made by the Board in the number and kind of shares of Common Stock issuable upon exercise of the Option, and in the Option Price per share of the Option.



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         (b) REORGANIZATION. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, then in lieu of each Option Share Optionee would otherwise be entitled to acquire upon any exercise under this Agreement, Optionee shall thereafter be entitle acquire such number of shares of Common Stock or other securities or property to which a holder of one share of Common Stock would have been entitled to receive upon such merger, consolidation, reorganization or other business combination.

         (c) DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of the Company, the Option shall terminate. In the event of any termination of this Option under this Section 8(c), Optionee shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise the Option in whole or in part, whether or not the Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 3(b) above.

         (d) ADJUSTMENTS. Adjustments under this Section 8 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) NO LIMITATIONS. The grant of the Option hereunder shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

9.       DISCLAIMER OF RIGHTS

         No provision of this Agreement shall be construed to confer upon any individual, including Optionee, the right to remain in the employ of the Company or any Subsidiary or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual, including Optionee, at any time, or to terminate any employment or other relationship between any individual, including Optionee, and the Company or any Subsidiary.

10.      NONEXCLUSIVITY OF THIS AGREEMENT

         This Agreement shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights.



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11.      MISCELLANEOUS

         (a) INDULGENCES, ETC. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, without application to the principles of conflict of laws.

         (c) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered, one day following the day when deposited with an overnight courier service for overnight priority service, such as Federal Express, for delivery to the intended addressee or three days following the day when deposited in the United States mails, first class postage prepaid, certified or registered mail, and addressed, in the case of the Company, as set forth in the first paragraph of this Agreement, and, in the case of Optionee, as set forth below Optionee's signature on the last page hereof. Any person may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

         (d) BINDING NATURE OF AGREEMENT; TRANSFERABILITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution.

         (e) SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         (f) SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         (g) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; PROVIDED, HOWEVER that if the



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final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

         (h) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         (i) ENTIRE AGREEMENT; AMENDMENTS. This Agreement fulfills and satisfies in full the Company's commitment to issue stock options to the Optionee as of the date of Optionee's employment with the Company which began on the Grant Date, as an inducement to Optionee to accept employment with the Company. This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

         (j) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and thereof strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to the rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

         (k) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         (l) PRONOUNS. The use of any gender in this Agreement shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        NATIONSRENT, INC.

                                        By:
                                            ------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                        OPTIONEE:


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                                        Address:
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